UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/ A
Amednment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2011

HIGHLAND BUSINESS SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34642	26-1607874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Avenida Fabricante, Suite 100 San Clemente, California	92672
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 276-5428

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*EXPLANATORY NOTE – Following the initial filing of this Form 8-K, the Registrant discovered that the EDGAR filer inadvertently checked the wrong item tag in the submission (item 4.02, rather than 4.01). The Registrant is amending this Form 8-K to include the correct item tag. No disclosure was changed as a result of this error .

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 29, 2011, Nick Herb Accounting Services, PC (the “Former Accountant”) was dismissed as the Registrant’s independent registered public accountants.  On April 29, 2011, the Board of Directors of the Registrant approved the engagement of De Joya Griffith & Company, LLC (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for the fiscal years 2011 and 2012. The New Accountant was engaged on April 29, 2011.

The Former Accountant issued its auditors’ report on the financial statements for the fiscal years ended May 31, 2010 and May 31, 2009. The Former Accountant’s auditor reports on the financial statements for the years ended May 31, 2010 and May 31, 2009 included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty, the Former Accountant’s auditor reports on the financial statements of the Registrant for the periods ended May 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the periods ended May 31, 2010 and 2009 and through the date of this Current Report, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for such years.

During the periods ended May 31, 2010 and 2009 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the periods ended May 31, 2010 and 2009 and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the Former Accountant’s letter to the Commission is attached as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Letter from Nick Herb Accounting Services, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND BUSINESS SERVICES, INC.

By: /s/ Donna S. Moore
Donna S. Moore, Chief Financial Officer

Date:   May 11, 2011